CONVERTIBLE NOTE RECEIVABLE	3 Months Ended
Mar. 31, 2025
Receivables [Abstract]
CONVERTIBLE NOTE RECEIVABLE

NOTE 5. CONVERTIBLE NOTE RECEIVABLE

On March 14, 2025, the Company entered into a convertible facility with capacity of up to $5.15 million (the "Convertible Note Receivable") with Supply@ME Capital Plc (“SYME”), a fintech platform focused on Inventory Monetisation© solutions for manufacturing and trading companies. The Convertible Note Receivable bears interest at 14.33% annually based on the US Federal Funds Rate plus 10%. Upon conversion, the Company is expected to hold a controlling interest in SYME. Following approval by SYME stockholders, the Financial Conduct Authority, and The Panel on Takeovers and Mergers, the Company may convert amounts outstanding under the Convertible Note Receivable into ordinary shares of SYME at a fixed conversion ratio of £0.00003 per ordinary share, with conversion shares accompanied by a warrant to acquire one additional ordinary share of SYME for every two ordinary shares of SYME issued on any conversion, with an exercise price of £0.000039, as well as the ability to exercise on a cashless basis. If the Convertible Note Receivable is not converted into ordinary shares of SYME by June 30, 2026, the Company may demand repayment in full of the note in cash.

As of March 31, 2025, $150,000 has been funded under the Convertible Note Receivable, with full funding expected to occur by the end of the third quarter of 2025. Certain conversion features of the Convertible Note Receivable would typically be considered derivatives that would require bifurcation. In lieu of bifurcating various features in the agreement, we elected the fair value option for the Convertible Note Receivable. There were no changes in the fair value of the Convertible Note Receivable between the issuance and March 31, 2025. The excess of the initial fair value of $260,000 of the Convertible Note Receivable over the proceeds paid of $150,000 was recorded to additional paid-in capital during the three months ended March 31, 2025.